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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 18, 2000

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2000, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2000-S10)


                 Residential Funding Mortgage Securities I, Inc.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    333-72493                75-2006294
         --------                    ---------                ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                                          55437
 ----------------------                                          -----
 (Address of Principal                                         (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          1. Series Supplement, dated as of August 1, 2000, to the Standard Terms of Pooling and Servicing Agreement, dated as of December 1, 1999, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bank One, National Association, as trustee.








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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RESIDENTIAL FUNDING MORTGAGE
                                          SECURITIES I, INC.


                                          By:    /s/ Randy Van Zee
                                               --------------------------
                                          Name:  Randy Van Zee
                                          Title: Vice President


Dated:   September 8, 2000